Exhibit 99.2

To my NYSE Euronext colleagues:

This morning our Board of Directors has again unanimously reaffirmed our combination agreement with Deutsche Boerse and rejected the proposal from Nasdaq and ICE.

Our Board reviewed the information recently provided by Nasdaq/ICE and concluded that, while some additional detail and clarifications were given, the proposal is substantially the same as what was previously considered and rejected.  As a result, our Board’s view of the proposal has not changed - it is not in the best interest of our shareholders.  As Chairman Jan-Michiel Hessels said in today’s press release, “the Board is intensely focused on shareholder value, and we remain confident that the combination with Deutsche Boerse creates substantially more value for our shareholders.”

We have worked aggressively over the last few years to transform and reposition the company in the face of ever-changing markets and increased competition from relatively unregulated alternative exchanges.  We are now widely recognized as a leading global innovator in market solutions and technology; our derivatives and clearing businesses are growing rapidly, evidenced in part by the successful launch of NYPC last month; and we have built incredible momentum in our Listings business, leading the world in global issuance for the last two quarters in a row.  I am extremely proud of what we have accomplished together.  Our goal remains simple – to redefine what it means to be an exchange in the 21st century.

This historic combination with Deutsche Boerse will accelerate that goal.  We will create a global leader across all major asset classes, with the financial strength and balance sheet flexibility to drive growth and new product innovation.  The scale and strength of our combined businesses will position the company for expansion at a critical juncture in the industry’s global development.

We have been meeting with a number of our shareholders over the last two weeks and are spending a lot of time answering their questions.  Our task is to clearly articulate the story behind the Deutsche Boerse merger, how it accelerates our growth strategy and creates substantially more long-term value for shareholders.

You should expect to see continued efforts by Nasdaq/ICE to keep the story of their proposal alive in the media.  We will not let that distract, disrupt or discredit us.  Instead, we will continue to take the high road and, unless we are given different instructions from our Board, we will remain intensely focused on seeing the Deutsche Boerse merger through to closure.  We are making great progress on integration planning and I am extremely excited about what our two great companies can do together.

As always, we will keep you informed.  Please let us know if you have any questions.

See you out there!

Duncan

Safe Harbour Statement

NYSE Euronext is party to a proposed business combination transaction with Deutsche Boerse AG. In connection with the proposed business combination transaction, Alpha Beta Netherlands Holding N.V. (“Holding”), a newly formed holding company, has filed a Registration Statement on Form F-4 with the U.S. Securities and Exchange Commission (“SEC”) that includes (1) a draft proxy statement of NYSE Euronext that will also constitute a prospectus for Holding and (2) a draft offering prospectus of Holding to be used in connection with Holding’s offer to acquire Deutsche Boerse AG shares held by U.S. holders. When finalized, NYSE Euronext will mail the proxy statement/prospectus to its stockholders in connection with the vote to approve the merger of NYSE Euronext and a wholly owned subsidiary of Holding, and Holding will mail the offering prospectus to Deutsche Boerse AG shareholders in the United States in connection with Holding’s offer to acquire all of the outstanding shares of Deutsche Boerse AG.  NYSE Euronext and Deutsche Boerse AG also expect that Holding will file an offer document with the German Federal Financial Supervisory Authority (Bundesanstalt fuer Finanzdienstleistungsaufsicht) (“BaFin”).

Investors and security holders are urged to read the proxy statement/prospectus and the offer document regarding the proposed business combination transaction if and when they become available because they will contain important information. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other related documents filed by NYSE Euronext and Holding with the SEC on the SEC’s Web site at www.sec.gov. The proxy statement/prospectus (if and when it becomes available) and other documents relating thereto may also be obtained for free by accessing NYSE Euronext’s Web site at www.nyse.com and Deutsche Boerse AG’s Web site at www.deutsche-boerse.com. The offer document will be made available at Holding’s Web site at www.global-exchange-operator.com following clearance by the BaFin.

This document is neither an offer to purchase nor a solicitation of an offer to sell shares of Holding, Deutsche Boerse AG or NYSE Euronext. The final terms and further provisions regarding the public offer will be disclosed in the offer document after the publication has been approved by the BaFin and in documents that will be filed with the SEC.  Holding reserves the right to deviate in the final terms of the public offer from the basic information described herein.  Investors and holders of NYSE Euronext shares and Deutsche Boerse AG shares are strongly encouraged to read the offer document and all documents in connection with the public offer as soon as they are published, since they will contain important information.

No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

This announcement and related materials do not constitute in France an offer for ordinary shares in Alpha Beta Netherlands Holding N.V. The relevant final terms of the proposed business combination transaction will be disclosed in the information documents reviewed by the competent European market authorities.

PARTICIPANTS IN THE SOLICITATION

NYSE Euronext, Deutsche Boerse AG, Holding and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Euronext stockholders in respect of the proposed business combination transaction. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available.

FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements about NYSE Euronext, Deutsche Boerse AG, Holding, the enlarged group and other persons, which may include statements about the proposed business combination, the likelihood that such transaction could be consummated, the effects of any transaction on the businesses of NYSE Euronext or Deutsche Boerse AG, and other statements that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance and actual results of operations, financial condition and liquidity, and the development of the industries in which NYSE Euronext and Deutsche Boerse AG operate may differ materially from those made in or suggested by the forward-looking statements contained in this document. Any forward-looking statements speak only as at the date of this document. Except as required by applicable law, none of   NYSE Euronext, Deutsche Boerse AG or Holding undertakes any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.